UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 22, 2007


                                  ADTRAN, Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                     0-24612                     63-0918200
(State of Incorporation)    (Commission file number)        (I.R.S. Employer
                                                         (Identification Number)


             901 Explorer Boulevard, Huntsville, Alabama 35806-2807 (Address of principal executive offices, including zip code)


                                 (256) 963-8000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 22, 2007, ADTRAN, Inc. announced its financial results for the fourth quarter ended December 31, 2006 and certain other information. ADTRAN also announced that its Board of Directors declared a quarterly cash dividend. The quarterly cash dividend is $0.09 per common share to be paid to holders of record at the close of business on February 8, 2007. The ex-dividend date is February 6, 2007 and the payment date is February 22, 2007. A copy of ADTRAN's press release announcing such financial results and other information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

On January 23, 2007, ADTRAN, Inc. announced it would begin reporting new product categories in order to increase transparency in major product areas. The new product categories to be reported will be Loop Access, Carrier Systems and Business Networking.

Loop Access products are used by carrier and enterprise customers for access to today's copper-based telecommunications network. Loop Access will be comprised of DDS and ISDN Total reach products, HDSL products including TA 3000 based HSDL and TDM-SHDSL products, T1and T3-TSUs, CSUs/DSUs, and Tracer fixed wireless products.

Carrier Systems products are used by carrier customers for increasing bandwidth and for delivery of carrier services to consumers and enterprises. Carrier Systems will be comprised of all Broadband Access products, including DSLAM products and Total Access 5000 products. This category will also include the OPTI family and other Optical Access products, Total Access 1500 systems, 303 concentrator products, M13 multiplexer products, and wireless backhaul grooming products.

Business Networking products provide enterprises access to today's telecommunication networks and facilitate networking capabilities for voice and data. Business Networking will be comprised of Atlas integrated access devices, Total Access Integrated Access devices, and Internetworking products. Internetworking products will be comprised of our NetVanta product line and IP Business Gateways.

Additionally, we will provide sub-categories of product revenues for Broadband Access and Optical Access (included in Carrier Systems) and Internetworking products (included in Business Networking) to provide greater transparency of our primary growth areas. Also, we will provide HDSL revenue (included in Loop Access) as a sub-category.

To assist in future analysis of each of these categories, results by new product category for the most recent ten quarters are attached as Exhibit 99.2 hereto and incorporated by reference herein.



Item 9.01. Financial Statements and Exhibits.

                (c)  Exhibits.

                The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number          Description
--------------          -----------
          99.1          Press Release dated January 22, 2007.
          99.2          Revenue results for most recent ten quarters by new
                        product classification methods.

                                   SIGNATURES

              Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 22, 2007.


                                        ADTRAN, Inc.
                                        (Registrant)

                                        By:/s/ James E. Matthews
                                           ---------------------
                                           James E. Matthews
                                           Senior Vice President - Finance,
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------
          99.1          Press Release dated January 22, 2007.
          99.2          Revenue results for most recent ten quarters by new
                        product classification methods.